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                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 August 16, 2000
                                 ---------------


                                 Tengasco, Inc.
                                 --------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-20975



        Tennessee                                          87-0267438
        ---------                                          ----------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.


             603 Main Avenue, Suite 500, Knoxville, Tennessee 37902
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                     (Address of Principal Executive Office


                                 (865) 523-1124
                                 --------------
                         (Registrant's Telephone number)


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Item 1. Business

            On August 16, 2000, Tengasco Pipeline Corporation ("TPC"), a wholly-owned subsidiary of Tengasco, Inc. (the "Company"), entered into loan agreements (the Loan Agreements") with five lenders (the "Lenders") for a loan (the "Loan") to finance the completion of the Company's 58 mile Swan Creek natural gas pipeline system. Under the terms of the Loan Agreements, the Lenders agreed to loan TPC a total of $5.6 million for the construction and startup costs associated with the 28-mile Phase II of the Company's pipeline system. Repayment of the Loan is to be secured only by a first lien upon the pipeline assets of TPC.

            The Loan is to be repaid over a five-year term, accruing interest at 10.75% per annum from the date of funding, with no penalty for prepayment, and the first payment due in six months from closing. As additional consideration for making the Loan, each Lender is to share on a pro-rata basis, a total throughput fee for all of the Lenders of $.10 per MMBTU of natural gas delivered through the completed pipeline system. The throughput agreement will cease to exist when the Loan is paid in full.

            The Lenders include Morita Properties, Inc., an affiliate of Shigemi Morita, a Director of the Company which is loaning TPC a total of $500,000, with an initial advance of $250,000 having been made to TPC at closing of the Loan on August 16, 2000 (the "Closing") and the remainder to be funded by August 31, 2000; Edward W.T. Gray III, a Director of the Company who is loaning TPC a total of $1,000,000, with an initial advance of $300,000 made at Closing and the remainder to be funded by September 30, 2000; and, Malcolm E. Ratliff, Chairman of the Board of Directors and Chief Executive Officer of the Company who is loaning TPC $2,000,000, with an initial advance of $250,000 made at Closing, an additional advance of $250,000 to be funded by August 31, 2000 and the remainder to be funded by November 15, 2000.

            The balance of the Loan in the amount of $2,100,000 is being made by two individuals, both of whom are shareholders of the Company, who made an aggregate initial advance of $400,000 at Closing with the remaining $1,700,000 to be funded by September 7, 2000.



Item 7 Financial Statements and Exhibits

            The following exhibits are filed herewith:

            10.15 Loan Agreement between Tengasco Pipeline
Corporation and Morita Properties, Inc. dated August 16, 2000.

            10.15(a) Promissory note made by Tengasco Pipeline
Corporation to Morita



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Properties, Inc. dated August 16, 2000.

            10.15(b) Throughput Agreement between Tengasco Pipeline Corporation and Morita Properties, Inc. dated August 16, 2000.

            10.16 Loan Agreement between Tengasco Pipeline
Corporation and Edward W.T. Gray III dated August 16, 2000.

            10.16(a) Promissory note made by Tengasco Pipeline Corporation to Edward W.T. Gray III dated August 16, 2000.

            10.16(b) Throughput Agreement between Tengasco Pipeline Corporation and Edward W.T. Gray III dated August 16, 2000.

            10.17 Loan Agreement between Tengasco Pipeline
Corporation and Malcolm E. Ratliff dated August 16, 2000.

            10.17(a) Promissory note made by Tengasco Pipeline Corporation to Malcolm E. Ratliff dated August 16, 2000.

            10.17(b) Throughput Agreement between Tengasco Pipeline Corporation and Malcolm E. Ratliff dated August 16, 2000.

            10.18 Loan Agreement between Tengasco Pipeline
Corporation and Charles F. Smithers, Jr. dated August 16, 2000.

            10.18(a) Promissory note made by Tengasco Pipeline
Corporation to Charles F. Smithers, Jr.

            10.18(b) Throughput Agreement between Tengasco Pipeline Corporation and Charles F. Smithers dated August 16, 2000.

            10.19 Loan Agreement between Tengasco Pipeline
Corporation and Nick Nishiwaki dated August 16, 2000.

            10.19(a) Promissory note made by Tengasco Pipeline Corporation to Nick Nishiwaki dated August 16, 2000.

            10.19(b) Throughput Agreement between Tengasco Pipeline Corporation and Nick Nishiwaki dated August 16, 2000.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 21, 2000

                                          Tengasco, Inc.


                                          By:s/Robert M. Carter
                                             ------------------
                                             Robert M. Carter,
                                             President



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